General Information and Basis of Presentation - Schedule Of Distribution Of Assets And Liabilities To Its Wholly Owned Subsidiary C3is Inc (Detail) - C3is Inc [Member] - Discontinued Operations, Disposed of by Means Other than Sale, Spinoff [Member]
Jun. 21, 2023 USD ($)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and cash equivalents	$ 5,000,000
Trade and other receivables	877,202
Inventories	124,813
Advances and prepayments	192,961
Due from related party	188,750
Vessels, net	28,500,000
Trade accounts payable	816,187
Accrued and other liabilities	357,647
Deferred income	115,940
Net assets of C3is distributed to stockholders and warrantholders	33,593,952
Less investment in preferred shares of C3is issued as part of spin-off	(12,636,000)
Distribution of net assets of C3is to stockholders and warrantholders	$ 20,957,952